Exhibit 99.1

ION GEOPHYSICAL CORPORATION

LETTER OF TRANSMITTAL AND CONSENT

Relating to

Offer to Exchange Any and All of the:

9.125% Senior Secured Second Priority Notes due 2020
(CUSIP No. [•])
for
up to $106,703,565 in Aggregate Principal Amount of 8.00% Senior Secured Second Priority Notes due 2025 or Common Stock

Solicitation of Consents to Proposed Amendments to the Related Indentures

Pursuant to the Preliminary Prospectus, dated [•], 2021

(as the same may be supplemented or amended from time to time, the “Prospectus”)

THE EXCHANGE OFFER AND THE CONSENT SOLICITATION (AS DEFINED BELOW) WILL EXPIRE AT 11:59 P.M, NEW YORK CITY TIME, ON [•], 2021, UNLESS EXTENDED OR EARLIER TERMINATED BY US WITH RESPECT TO ANY OR ALL SERIES (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME BEFORE 11:59 P.M, NEW YORK CITY TIME, ON [•], 2021 (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “WITHDRAWAL DEADLINE”).

The Exchange Agent and the Information Agent for the Exchange Offer and Consent Solicitation is:

D.F. King & Co., Inc.

38 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll Free: 1 (800) 859-8509

By Facsimile Transmission (for Eligible Institutions only): (212) 709-3328

Confirmation: (212) 269-5552

By Mail, Overnight Carrier or Hand Delivery:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Attn: Andrew Beck

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND CONSENT, INCLUDING THE INSTRUCTIONS TO THIS LETTER, CAREFULLY BEFORE CHECKING ANY BOX BELOW AND COMPLETING THIS LETTER OF TRANSMITTAL.

Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

The undersigned acknowledges that it has received the Prospectus as filed with the Securities and Exchange Commission dated [•], 2021 and this Letter of Transmittal (as each may be amended or supplemented from time to time), copies of which accompany this letter (collectively, the “Offer Documents”), which together constitute the Company’s (i) offer to exchange any and all of the outstanding Old Notes (defined below) for the exchange consideration, and (ii) solicitation of consent to the proposed amendments to the respective indentures governing the Old Notes (the “Proposed Amendments”), in each case, upon the terms and subject to the conditions, as described in the Offer Documents.

ION Geophysical Corporation (the “Company”), is offering to exchange, upon the terms and subject to the conditions set forth in the Offer Documents, its outstanding 9.125 Senior Secured Second Priority Notes due 2025 (the “Old Notes”).

Holders of Old Notes that are validly tendered and not withdrawn in the Exchange Offer will, subject to the terms and conditions of the Exchange Offer, receive for each $1,000 in principal amount of Old Notes so tendered, the following (the “Exchange Consideration”): (a) $150 in cash, (b) $850 of 8.00% Senior Secured Second Priority Notes due 2025 (the “New Notes”), provided, however, that up to an aggregate of $20 million of New Notes exchange consideration may instead be paid in the form of Common Stock at the Company’s option for every dollar of Rights Offering proceeds raised from the issuance of the Company’s common stock (the “Common Stock”), and (c) solely for those Holders who tender (and do not validly withdraw) their Old Notes at or prior to the [•], 2021 (the “Early Tender Time”), $35, at the Company’s option, either in (I) cash, (II) Common Stock, based on $2.57 per share, or (III) New Notes.

All holders whose Old Notes are tendered and not validly withdrawn prior to the Expiration Date will receive the Exchange Consideration.

Concurrently with the Exchange Offer, the Company, pursuant to the Offer Documents, including this Letter of Transmittal, solicits (the “Consent Solicitation”) the consents (the “Consents”) from holders of the Old Notes to the Proposed Amendments. The Consent Solicitation will expire at the Expiration Time. In order to validly tender Old Notes for exchange, holders must also validly deliver and not revoke Consents prior to the Expiration Date with respect to those notes.

Holders who tender less than all of their Old Notes must continue to hold Old Notes in the minimum authorized denomination of $2,000 principal amount or in an integral multiple of $1,000 in excess thereof.

The New Notes will be issued in minimum denominations of $1,000 and in integral multiples of $100 in excess of $1,000.

Holders who validly tender their Old Notes pursuant to the Exchange Offer will be deemed to have delivered their corresponding Consents by such tender. Additionally, the delivery of a Consent constitutes consent to all of the Proposed Amendments to the applicable Existing Indenture and the execution and delivery of the applicable Supplemental Indenture. The Company’s obligation to consummate the Exchange Offer is conditioned upon certain conditions, as described under “General Terms of the Exchange Offer and Consent Solicitation— Conditions to the Exchange Offer and Consent Solicitation” in the Prospectus.

QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE APPLICABLE OFFER DOCUMENTS, INCLUDING THIS LETTER OF TRANSMITTAL, MAY BE DIRECTED TO THE INFORMATION AGENT.

The Exchange Offer may be extended, amended, terminated or consummated as provided in the applicable Offer Documents.

No alternative, conditional or contingent tender of Old Notes will be accepted. The undersigned waives all rights to receive notice of acceptance of such holder’s Old Notes for exchange.

For a holder to tender Old Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with any signature guarantees and any other documents required by the instructions hereto (or an Agent’s Message, as described below, in lieu thereof) must be received by the Exchange Agent at the address or facsimile number set forth above prior to the Expiration Date to receive the Exchange Consideration, and the Old Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus and a Book-Entry Confirmation must be received by the Exchange Agent, or, if certificated, delivered with this Letter of Transmittal. We have not provided guaranteed delivery provisions in connection with the Exchange Offer and Consent Solicitation. You must tender your Old Notes and deliver the corresponding Consents in accordance with the procedures set forth herein.

In all cases, the exchange of Old Notes tendered and accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of:

•	a Book-Entry Confirmation with respect to such Old Notes (or, if certificated, Old Notes are to be delivered with this Letter of Transmittal);
•	this Letter of Transmittal (or a facsimile thereof) properly completed and duly executed, or an Agent’s Message (as described below) in lieu thereof; and

•	any required signature guarantees and other documents required by this Letter of Transmittal.

In lieu of physically completing and signing the Letter of Transmittal and delivering it to the Exchange Agent, Depository Trust Company (“DTC”) participants may electronically transmit their acceptance of the Exchange Offer through the Automated Tender Offer Program (“ATOP”), for which the transaction is eligible. In accordance with ATOP procedures, DTC will then verify the acceptance of the Exchange Offer and send an Agent’s Message to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of this Letter of Transmittal by the participant identified in the Agent’s Message. The Agent’s Message must be received by the Exchange Agent at or prior to the Expiration Date for the Exchange Offer for the tendering holders to be eligible to receive the applicable exchange consideration. An “Agent’s Message” is a message transmitted by DTC, received by the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from you that you have received the applicable Offer Documents including this Letter of Transmittal and agree to be bound by the terms of this Letter of Transmittal and that we may enforce such agreement against you. In addition, DTC participants may electronically deliver their consents pursuant to the Consent Solicitation as part of the electronic transmission of their acceptance of the Exchange Offer. Holders tendering through ATOP must provide the necessary representations and other relevant information to the Exchange Agent, electronically or otherwise, in order to be eligible to receive the consideration applicable to the Exchange Offer and Consent Solicitation. Holders tendering through ATOP do not need to complete and deliver this Letter of Transmittal to the Exchange Agent.

If a holder transmits its acceptance through the ATOP, delivery of such tendered Old Notes must be made to the Exchange Agent pursuant to the book-entry delivery procedures set in the Prospectus. Unless such holder delivers the Old Notes being tendered to the Exchange Agent by book-entry delivery, the Company may treat such tender as defective for purposes of delivery of tenders, acceptance for exchange and the right to receive New Notes. Delivery of documents to DTC (physically or by electronic means) does not constitute delivery to the Exchange Agent. If you desire to tender your Old Notes prior to either the Early Tender Date or the Expiration Date, you must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on such date.

HOLDERS OF OLD NOTES, BY CAUSING THEIR OLD NOTES TO BE TENDERED ON THEIR BEHALF THROUGH ATOP, THEREBY AGREE TO BE BOUND BY THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AS DESCRIBED IN THE APPLICABLE OFFER DOCUMENTS, INCLUDING THIS LETTER OF TRANSMITTAL, AND CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURE RELATING TO THE TENDERED OLD NOTES DESCRIBED IN THE OFFER DOCUMENTS.

If you are in a jurisdiction where offers to sell, or solicitations of offers to purchase, the securities offered by the Prospectus and this Letter of Transmittal are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the Exchange Offer does not extend to you.

The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer: The undersigned authorizes the Exchange Agent to deliver this Letter of Transmittal to ION Geophysical Corporation as evidence of the undersigned’s tender of the Old Notes and consent to the Proposed Amendments to the Indenture relating to the tendered Old Notes described in the Offer Documents, and to report to Wilmington Savings Fund Society, FSB, as Trustee, such tender and consent.

THE UNDERSIGNED MUST COMPLETE THE APPROPRIATE BOX(ES) BELOW WITH RESPECT TO THE OLD NOTES TO WHICH THIS LETTER OF TRANSMITTAL RELATES.

DESCRIPTION OF OLD NOTES TENDERED
Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Old Notes are Held (Please fill in, if blank	Aggregate Principal Amount of Old Notes Represented / Principal Amount Tendered(l)
9.125% Senior Secured Second Priority Notes due 2020 (CUSIP No. [•])

Total Principal Amount Tendered:

(1)	Unless otherwise indicated in these columns, any tendering holder will be deemed to have tendered the entire principal amount represented by the Old Notes indicated in this column.

If the space provided in the above form is inadequate, list the information requested above on a separate signed schedule and attach that schedule to this Letter of Transmittal.

TENDER OF OLD NOTES

□ CHECK HERE IF OLD NOTES AND CORRESPONDING CONSENTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER OLD NOTES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution
DTC Account Number
Date Tendered
Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING

INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By the execution hereof, the undersigned hereby acknowledges receipt of the preliminary prospectus dated [•], 2021 as filed with the Securities and Exchange Commission (the “Prospectus”), as may be amended or supplemented from time to time, of ION Geophysical Corporation, a Delaware corporation (the “Company”), and this letter of transmittal (as it may be supplemented and amended from time to time, this “Letter of Transmittal”) (collectively, the “Offer Documents”). We urge you to carefully review the applicable Offer Documents for the terms and conditions of the Exchange Offer. Certain terms used but not defined herein have the meaning given to them in the Offer Documents.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount or amounts of its Old Notes described in the box marked “Description of Old Notes Tendered.”

Subject to and effective upon the acceptance for exchange of the Old Notes tendered herewith, and the delivery of the exchange consideration upon the terms and conditions of the Exchange Offer, the undersigned hereby (1) irrevocably sells, assigns and transfers to the issuer of its Old Notes all right, title and interest in and to all such Old Notes as are being tendered herewith and (2) irrevocably appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as the Company’s agent with respect to the tendered Old Notes with full power coupled with an interest) to (a) transfer ownership of the Old Notes on the account books maintained by the DTC, together with all accompanying evidences of transfer and authenticity, to or upon the order of the issuer of its Old Notes, (b) present the Old Notes for transfer on the relevant security register, (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the Old Notes and (d) evidence the consent of the undersigned to the Proposed Amendments in any instrument embodying such consent, all in accordance with the terms of the Exchange Offer, as set forth in the Offer Documents.

If you have tendered Old Notes, you may withdraw those Old Notes prior to the Withdrawal Deadline by submitting a withdrawal instruction to DTC subject to the limitations and requirements described in “General Terms of the Exchange Offer and Consent Solicitation— Withdrawal of Tenders; Revocation of Consents” in the Prospectus.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and to acquire the exchange consideration upon the exchange of such tendered Old Notes and give the consent, and that, when the Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by us or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. The undersigned has received the applicable Offer Documents and agrees to all of the terms of the Exchange Offer.

The Company reserves the right not to accept as validly given any certification as to eligibility given by a holder of Old Notes if we have reason to believe that such certification has not properly been given or is otherwise incorrect. As it may be unlawful in certain jurisdictions to deliver (or be deemed to have delivered) exchange consideration to holders of Old Notes, such holders who are residents, citizens, nationals of or have otherwise some form of connection with certain jurisdictions are required to inform themselves about and observe any applicable legal requirements. It is the responsibility of any such holder wishing to accept the proposals to satisfy itself as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required and the compliance with any other necessary formalities.

The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in the Prospectus under the heading “General Terms of the Exchange Offer and Consent Solicitation—Procedures for Tendering Old Notes” and in the instructions herein will, upon the Company’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and us upon the terms and subject to the conditions of the Exchange Offer.

Additionally, the undersigned understands that by tendering Old Notes in the Exchange Offer, the undersigned will be deemed to have consented to the Proposed Amendments to the respective indenture governing their Old Notes as described in the Prospectus under the heading “Proposed Amendments to Existing Indentures and Old Notes.” Holders may not tender their Old Notes pursuant to the Exchange Offer without delivering consents to the Proposed Amendments, and holders may not deliver consents to the Proposed Amendments pursuant to the Consent Solicitation without tendering their Old Notes.

The Exchange Offer is subject to certain conditions described in the section of the Prospectus entitled “General Terms of the Exchange Offer and Consent Solicitation—Conditions to the Exchange Offer and Consent Solicitation.” The undersigned understands that the Company’s obligation to accept for exchange Old Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer is subject to the conditions set forth in the Offer Documents. The undersigned recognizes that as a result of these conditions (certain of which may be waived, in whole or in part, by us), as more particularly set forth in the Offer Documents, we may not be required to accept for exchange or to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not accepted for exchange will be returned to the undersigned at the address shown below the signature of the undersigned.

Unless otherwise indicated in the boxes entitled “Special Delivery Instructions” or “Special Payment or Issuance Instructions” in this Letter of Transmittal, certificates for all securities issued as part of the exchange consideration in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of and delivered to the undersigned at the address shown below the signature of the undersigned. If securities are to be issued as part of the exchange consideration to a person other than the person(s) signing this Letter of Transmittal, or if securities delivered as part of the exchange consideration are to be mailed to someone other than the person(s) signing this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by holder(s) that have completed either the box entitled “Special Delivery Instructions” or “Special Payment or Issuance Instructions” in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 3).

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

THE UNDERSIGNED, BY COMPLETING THE BOXES ENTITLED “DESCRIPTION OF OLD NOTES TENDERED” AND SIGNING AND DELIVERING THIS LETTER, WILL HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOXES AND SHALL CONSENT TO THE PROPOSED AMENDMENTS TO THE RESPECTIVE INDENTURES DESCRIBED IN THE PROSPECTUS.

THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER AND CONSENT SOLICITATION IS SUBJECT TO THE MORE DETAILED TERMS AND CONDITIONS SET FORTH IN THE PROSPECTUS. IN CASE OF ANY CONFLICT BETWEEN THE TERMS AND CONDITIONS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL AND CONSENT, THE TERMS AND CONDITIONS OF THE PROSPECTUS SHALL PREVAIL.

REGISTERED HOLDERS OF OLD NOTES SIGN HERE

(IN ADDITION, COMPLETE IRS FORM W-9 BELOW OR APPLICABLE IRS FORM W-8)

PLEASE SIGN HERE	PLEASE SIGN HERE (if held jointly)

Authorized Signature of Registered Holder	Authorized Signature of Registered Holder (if held jointly)

Area Code and Telephone Number:	Area Code and Telephone Number (if held jointly):

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. See Instruction 3. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name:	Name:
Title:	Title:`
Address:	Address:`

Area Code and Telephone Number:	Area Code and Telephone Number:
Date:	Date:
Taxpayer Identification or Social Security Number:	Taxpayer Identification or Social Security Number:

SIGNATURE GUARANTEE

(IF REQUIRED, SEE INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution:
Authorized Signature	Date:

Name of Eligible Institution Guaranteeing Signature:	Address:

Capacity (Full Title):

Area Code and Telephone Number:

SPECIAL PAYMENT OR ISSUANCE INSTRUCTIONS (See Instructions 4, 5 and 6)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3, 4, 5 and 6)

To be completed ONLY if the exchange consideration for the Old Notes accepted for exchange is paid to, or any Old Notes that are not tendered or are not accepted are to be issued in the name of someone other than the undersigned.

To be completed ONLY if the exchange consideration or any Old Notes that are not tendered or are not accepted are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Issue: ◻ New Notes to:	Deliver: ◻ New Notes to:
◻ Old Notes to:	◻ Old Notes to:
(Check Appropriate Box)	(Check Appropriate Box)

Name(s)	Name(s)
Address:	Address:

Telephone #	Telephone #
(Taxpayer Identification or Social Security Number)	(Taxpayer Identification or Social Security Number)
◻ Credit the exchange consideration and/or untendered Old Notes delivered by book-entry transfer to the DTC account set forth below:	◻ Credit the exchange consideration and/or untendered Old Notes delivered by book-entry transfer to the DTC account set forth below:

(Account Number)	(Account Number)

(Name of Account Party)	(Name of Account Party)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.Delivery of this Letter of Transmittal

All confirmations of any book-entry transfers delivered to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal or, in the case of a book-entry transfer, an appropriate Agent’s Message, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the holder. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

Any beneficial holder whose Old Notes are registered in the name of a broker, dealer, bank, trust company, other nominee or custodian and who wishes to tender Old Notes in the Exchange Offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder’s behalf. If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing this Letter of Transmittal and tendering Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial holder’s own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

The Company expressly reserves the right, at any time or from time to time, to extend the Expiration Date and/or the Early Tender Date by complying with certain conditions set forth in the applicable Offer Documents.

LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY OR DTC.

2.Certificated Notes

If you hold Old Notes in physical, certificated form, you need to deliver them with this Letter of Transmittal.

3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures;

If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

Signatures on all Letters of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”), unless the Old Notes tendered thereby are tendered (i) by a holder of Old Notes who has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment or Issuance Instructions” on this Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Old Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Old Notes not accepted for purchase or not tendered are to be returned to a person other than the holder, then the signatures on the Letters of Transmittal accompanying the tendered Old Notes must be guaranteed by a Medallion Signature Guarantor as described above.

If this Letter of Transmittal is signed by the registered holder or holders of Old Notes listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal

(in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Old Notes, with the signature on the Old Notes or bond power guaranteed by a Medallion Signature Guarantor (except where the Old Notes are tendered for the account of an Eligible Institution).

If Old Notes are to be tendered by any person other than the person in whose name the Old Notes are registered, the Old Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer executed exactly as the name or names of the holder or holders appear on the Old Notes, with the signature(s) on the Old Notes or instruments of transfer guaranteed as provided above, and this Letter of Transmittal must be executed and delivered either by the holder or holders, or by the tendering person pursuant to a valid proxy signed by the holder or holders, which signature must, in either case, be guaranteed as provided below.

4.Special Issuance, Delivery and Payment Instructions

Tendering holders should indicate, in the applicable box, the account at DTC in which the exchange consideration is to be issued and deposited, if different from the accounts of the person signing this Letter of Transmittal.

Tendering holders should indicate, in the applicable box, the name and address in which Old Notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered, if different from the names and addresses of the person signing this Letter of Transmittal.

In the case of issuance or payment in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

If no instructions are given, the exchange consideration (and any Old Notes not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the Old Notes or deposited at such holder’s account at DTC, as applicable.

5.Transfer Taxes

The Company shall pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, transfer taxes are payable in circumstances where certificates representing the securities issued as part of the exchange consideration or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered or where tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 5, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

6.Waiver of Condition

We reserve the absolute right to waive, in whole or in part, any of the specified conditions to the Exchange Offer set forth in the Offer Documents.

7.Requests for Assistance or Additional Copies

Questions and requests for assistance relating to the Offer Documents, including this Letter of Transmittal and other related documents and relating to the procedure for tendering may be directed to the Exchange Agent at the address and telephone number set forth above.

Questions and requests for assistance or for additional copies of the Offer Documents may be directed to the Information Agent at the address and telephone number set forth above.

8.Validity and Form

All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange or purchase of any tendered Old Notes pursuant to any of the instructions in this Letter of Transmittal, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Company in its absolute discretion, which determination will be final and binding. We reserve the absolute right to reject any or all tenders of any Old Notes determined by us not to be in proper form, or if the acceptance of, or exchange of, such Old Notes may, in the opinion of counsel for us, be unlawful. We also reserve the right to waive any conditions to any offer that we are legally permitted to waive. Tender of Old Notes will not be deemed to have been validly made until all defects or irregularities in such tender have been cured or waived. All questions as to the form and validity (including time of receipt) of any delivery will be determined by the Company in its absolute discretion, which determination shall be final and binding. None of the Company, the Exchange Agent, the Information Agent or any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any Old Notes, or will incur any liability for failure to give any such notification.

9.Important Tax Information

YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF UNITED STATES FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) ANY SUCH DISCUSSION IS INCLUDED HEREIN IN CONNECTION WITH THE SOLICITATION BY THE ISSUER OF TENDERS AND THE PROMOTION OR MARKETING OF THE TRANSACTIONS DISCUSSED HEREIN AND IN THE OTHER OFFER DOCUMENTS; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under current United States federal income tax law, the Exchange Agent (as payor) may be required to withhold a portion of any payments (including payments with respect to accrued interest) made to certain holders (or other payees) pursuant to the Exchange Offer and other transactions described in the Prospectus. To avoid backup withholding, each tendering United States holder or other United States payee should provide the Exchange Agent with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing Form W-9 of the United States Internal Revenue Service (the “IRS”), or otherwise establish an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual’s social security number. If the Exchange Agent is not provided with the correct TIN, the United States holder (or other payee) may be subject to a $50 penalty imposed by the IRS. If an exemption from backup withholding is not established, any reportable payments will be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if an exemption from backup withholding is established. If a United States holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such United States holder should write “Applied For” in the space provided for the TIN in Part I of Form W-9, sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number below. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN prior to the date of payment, the Exchange Agent will withhold 28% of any reportable payments made to the United States holder. For further information concerning backup withholding and instructions for completing the attached Form W-9 (including how to obtain a TIN if you do not have one and how to complete Form W-9 if the Old Notes are held in more than one name), consult the instructions in Form W-9. All IRS forms mentioned herein may be obtained on the IRS website at www.irs.gov.

Certain persons (including, among others, corporations and certain non-United States persons) are not subject to these backup withholding and reporting requirements. Exempt United States persons should indicate their exempt status on Form W-9. A non-United States Holder generally will not be subject to backup withholding with respect to any reportable payments (including payments with respect to accrued interest) as long as (1) the payor or broker does not have actual knowledge or reason to know that the holder is a U.S. person, and (2) the holder has furnished to the payor or broker a properly executed applicable IRS Form W-8 (or a successor form) certifying, under penalties of perjury, its status as a non-United States person or otherwise establishes an exemption. An IRS Form W-8 can be obtained from the Exchange Agent or the IRS website at www.irs.gov. Holders should consult their tax advisors as to any qualification for exemption from backup withholding and the procedure for obtaining the exemption. Backup withholding is not an additional United States federal income tax. Rather, the amount of United States federal income tax withheld will be creditable against the United States federal income tax liability of a person subject to backup withholding. If backup withholding results in an overpayment of United States federal income tax, a refund may be obtained provided that the required information is timely furnished to the IRS.

Payment of interest (including original issue discount) to non-United States holders may be subject to a 30% United States withholding tax, or a lower rate under an applicable treaty. Interest may be exempt from withholding if it qualifies as “portfolio interest” to the non-United States holder. In order to claim a lower rate or exemption, a non-United States Holder must furnish a properly executed applicable IRS Form W-8 (or a successor form) claiming a lower rate or exemption. Non-United States Holders should consult their tax advisors as to any qualification for a lower rate under an applicable treaty or exemption from withholding.

A person’s failure to complete Form W-9, applicable IRS Form W-8 or other appropriate form will not, by itself, cause such person’s Old Notes to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of any payments made to such person pursuant to the Exchange Offer and other transactions described in the Prospectus.

Form W-9
(Rev. December 2014)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only **one** of the following seven boxes:

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ___

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ______

Exemption from FATCA reporting code (if any) ______

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Social security number

[ ][ ][ ] – [ ][ ] – [ ][ ][ ][ ]

or

Employer identification number

[ ][ ] – [ ][ ][ ][ ][ ][ ][ ]

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here Signature of U.S. person ▶ Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at *www.irs.gov/fw9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? *on page 2.*

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S.